UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 21, 2017

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
NextEra Energy Partners, LP (Company) held its 2017 Annual Meeting of Unitholders (2017 Annual Meeting) on December 21, 2017. At the 2017 Annual Meeting, the Company's unitholders elected all of the Company’s nominees for director, approved two proposals and approved “1 Year” as the frequency with which the Company should hold a non-binding unitholder advisory vote to approve its compensation of its named executive officers. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A for the 2017 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on November 2, 2017. The voting results below reflect any applicable voting limitations and cutbacks as described in the Proxy Statement.

(b)	The final voting results with respect to each proposal voted upon at the 2017 Annual Meeting are set forth below.

Proposal 1

The Company's unitholders elected each of the four nominees to the Company's Board of Directors (Board) until the next annual meeting of unitholders by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Susan D. Austin	47,774,417	98.1%	925,136	17,016	9,046,011
Peter H. Kind	47,775,215	98.1%	920,425	20,928	9,046,011
James L. Robo	40,278,806	82.7%	8,421,484	16,279	9,046,011
James N. Suciu	47,770,636	98.1%	924,006	21,927	9,046,011

Proposal 2

The Company's unitholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
152,660,622	99.9%	146,867	13,024	-

Proposal 3

The Company's unitholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
134,105,844	93.3%	9,616,090	52,568	9,046,011

Proposal 4

By non-binding advisory vote, the Company’s unitholders chose “1 Year” as the frequency with which the Company should hold a non-binding advisory unitholder vote to approve its compensation of its named executive officers, as set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
134,267,638	91,207	9,323,043	92,614	9,046,011

(d)
In light of the unitholder vote on Proposal 4 referenced above, the Board has determined that the Company will hold a non-binding unitholder advisory vote to approve the Company’s compensation of its named executive officers as disclosed in its annual meeting proxy statement (a “say-on-pay vote”) each year until it next holds a non-binding unitholder advisory vote on the frequency with which the Company should hold future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 22, 2017

NextEra Energy Partners, LP
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving General Counsel

3